Exhibit 10.32B

Confidential Treatment Requested by Tesla Motors, Inc.

[Tesla Logo]	[[***] Logo]

Supplemental ZEV Credits Agreement

This Supplemental ZEV Credits Agreement (“Supplemental Agreement”) is made as of the 20th day of March 2009, between [***], with its principal offices at [***] (“[***]”) and Tesla Motors, Inc., with its principal offices at 1050 Bing Street, San Carlos, California 94070 (“Tesla”) ([***] and Tesla are individually a “Party” and together the “Parties”).

BACKGROUND AND PURPOSE

1.	The Parties have entered into a ZEV Credits Agreement, dated 12 February 2009, as well as an Addendum to the ZEV Credits Agreement, dated 20 February 2009, (collectively, the “Agreement”) to transfer to [***] certain credits earned, or to be earned, by Tesla for the production and sale of model year 2009 Tesla zero emission vehicles. Unless otherwise specified herein, the terms defined in the Agreement shall have the same meaning in this Supplemental Agreement.

2.	The Parties have now agreed that Tesla will offer to transfer to [***], on a non-exclusive basis, and [***] may purchase from Tesla, certain credits earned, or to be earned, by Tesla for the production and sale of model year 2008 Tesla zero emission vehicles.

3.	For the purposes of this Supplemental Agreement, “ZEV” means a zero emission vehicle as defined by 13 CCR Section 1962, Zero-Emission Vehicle Standards for 2005 through 2008 Model Year Passenger Cars, Light-Duty Trucks, and Medium-Duty Vehicles; and “Tesla ZEV” means any model year 2008 vehicle produced by Tesla in calendar year 2008 (i.e., with a manufacture date on or before December 31, 2008) that is capable of earning a Type II ZEV Credit.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, [***] and Tesla agree as follows:

I.	ZEV Credit Generation; Offer to Sell and Buy ZEV Credits.

A.	Tesla agrees to offer to sell and transfer to [***], on a non-exclusive basis, certain ZEV Credits, including all associated rights and benefits, that Tesla earns from delivering for sale and/or placing into service Tesla ZEVs in California or any ZEV State during the period from January 1, 2008 and June 30, 2009, and [***] agrees that if it shall accept any such offer from Tesla, such credits shall be bought, sold, and transferred on the terms and conditions set forth in the Agreement, except as otherwise set forth in this Supplemental Agreement.

(i)	The provisions of paragraphs I.A and I.B and subparagraph I.C(2) of the Agreement shall not apply to the sale, purchase, or transfer of ZEV Credits under this Supplemental Agreement.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(ii)	The [***] ZEV Credit trigger set forth in paragraph II.A of Exhibit B to the Agreement shall include any ZEV Credits that Tesla offers to [***] and [***] agrees to purchase pursuant to this Supplemental Agreement, and the procedures set forth in the balance of sections II and III of Exhibit B to the Agreement shall also apply to the sale, purchase, and transfer of ZEV Credits under this Supplemental Agreement.

B.

In return for the transfer to [***] under this Supplemental Agreement of ZEV Credits Tesla earns and receives associated with the delivery and placement into service of a model year 2008 Tesla ZEV in California or a ZEV State, [***] will pay Tesla $[***] per ZEV Credit earned and received by Tesla for each Tesla ZEV sold or placed into service in California or a ZEV State.[1]

[***]

By:	/s/ [***]	Date:	3/30/09

Name:	[***]
Title:	[***]

Tesla Motors, Inc.

By:	/s/ Craig Harding	Date:	March 30, 2009

Name:	Craig Harding
Title:	General Counsel, Secretary

1 It is the Parties’ understanding that for each model year 2008 Tesla ZEV delivered for sale and placed into service in California or a ZEV State, Tesla will earn [***] ZEV Credits per Roadster, and [***] ZEV Credits per vehicle for “Advanced Technology Demonstration” Roadsters.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.